THE MANAGERS FUNDS
                 INCOME FUNDS

        Supplement dated March 8, 1999
       to Prospectus dated May 1, 1998

     The following information supersedes that contained in the Prospectus and Statement of Additional Information solely with respect to the following Fund:

Intermediate Mortgage Fund
--------------------------
     Effective March 8, 1999, Standish, Ayer &
Wood,  Inc. ("Standish") will replace Jennison
Associates LLC ("Jennison") as Sub-Adviser  of
Managers Intermediate Mortgage Fund.  Standish
will  be  paid the same fee that Jennison  had
received on the Fund, 0.20% per annum  of  the
average   daily   net  assets  that   Standish
manages.  Standish currently serves as the Sub-
Adviser  of  Managers Short  and  Intermediate
Bond Fund.

     Howard B. Rubin serves as the portfolio manager of the Intermediate Mortgage Fund. He is currently the Portfolio Manager of the Short and Intermediate Bond Fund.

March 8, 1999